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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 26, 1999


                                INFONAUTICS, INC.
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                 (Exact Name of Registrant Specified in Charter)

   Pennsylvania             0-28284                23-2707366
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    (State or Other         (Commission                IRS Employer
    Jurisdiction of         File Number)           Identification No.)
    Incorporation)


            900 West Valley Road, Suite 1000
                  Wayne, Pennsylvania                              19087
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        (Address of Principal Executive Offices)                  Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (610) 971-8840



                                (not applicable)
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         (Former Name and Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

         At the annual meeting of shareholders of Infonautics, Inc. (the "Company") held on May 27, 1999, all the nominees for election as directors as set forth in the Proxy Statement dated April 12, 1999 were elected with the exception of Marvin I. Weinberger. On May 26, 1999, Mr. Weinberger resigned from the board of directors of the Company and, prior to the annual meeting, the board of directors of the Company reduced the size of the board by one member to a total of seven members.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INFONAUTICS, INC.


                                         By:/s/Gerard J. Lewis, Jr.
                                            ---------------------------
                                              Gerard J. Lewis, Jr.
                                              Vice President and General Counsel

Dated:  June 1, 1999